UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2013


                                Guar Global Ltd.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-52929                  95-0540833
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

407 E. Louisiana Street McKinney, Texas                            75069
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (214) 380-9677

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 5 -  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

DEPARTURE OF DIRECTOR

On November 8, 2013, Ihsan Falou resigned as director of Guar Global Ltd. (the "Company"). Mr. Falou had no disagreement with the Company in connection with his resignation.

APPOINTMENT OF DIRECTOR

Effective November 8, 2013, the Board of Directors of the Company appointed Amit Seth to fill the vacancy on the Board of Directors created by Mr. Falou's resignation. There is no arrangement or understanding pursuant to which Mr. Seth was appointed to the Board of Directors. Mr. Seth has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transactions requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Amit Seth has been a partner and head of the litigation practice for over five years at Seth Associates, a law firm based in New Delhi, India, that provides legal services to domestic and international clients. He currently serves on the board of directors of one of the Company's subsidiaries, Pure Guar India Private Limited. Mr. Seth has extensive experience in corporate & commercial laws, banking and finance matters, employment laws and real estate & municipal laws. He acts as legal advisor to renowned corporate houses including export houses, manufacturers and industrial players in the agribusiness, healthcare, hospitality, real estate and education sector. He represents both international and domestic clients for any foreign trade related matters including regulatory compliances before the relevant ministries including Ministry of Commerce and Directorate General of Foreign Trade. He successfully represents many reputed public and private companies and statutory corporations in litigation matters before various legal forums. Mr. Seth holds a Bachelor of Business Studies and a Bachelor of Law from the University of New Delhi.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Guar Global Ltd.


Date: November 12, 2013                  By: /s/ Michael C. Shores
                                            ------------------------------------
                                         Name:  Michael C. Shores
                                         Title: Chief Executive Officer

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